Exhibit 99.2

Dear A&B Team,

I am reaching out with additional context on the important transaction we just announced. For more than 150 years, Alexander & Baldwin has grown alongside Hawaiʻi, shaped by the people, values, and communities that define our islands. Hawaiʻi has always been our north star, guiding the way we’ve operated and grown.

Today marks a new chapter in our history. After deep reflection and a strong sense of responsibility to our employees, our communities, and our shareholders, we entered into an agreement with an investor group made up of MW Group, Blackstone Real Estate and DivCoWest to take our company private.

This was a unanimous decision by the Board, which means that I, too, voted in support of this new direction because we believe it is the right step for A&B’s long-term success. As a company geographically focused in a local market, the structure and pressures of the public markets are not ideally suited to where A&B is today or where we aspire to go. As a private company, we won’t have to worry about moving the stock price, we can simply focus on strengthening the company, supported by partners who share our vision for Hawaiʻi’s future.

Throughout our work to reach this agreement, I have had the opportunity to get to know the buyers more closely. Through those conversations, it became clear how deeply they appreciate A&B’s people, our values, and our name, as well as A&B’s upstanding and long history of responsible ownership in Hawaiʻi for more than a century. Collectively, they view partnering with A&B as an opportunity to deepen their commitment to Hawaiʻi.

Each member of the buyer group brings different strengths—real estate expertise, a successful track record of investments in Hawaiʻi, local insight and values—but what unites them is a genuine respect for A&B’s legacy and the unique responsibility that comes with it. Together, they have the experience, commitment, and shared values needed to support A&B’s continued success as a private company.

We understand that transitions can bring mixed emotions, including concern about how the new owners will uphold what makes A&B so special.

In our discussions with them, the owners have signaled their alignment with the following principles to further our vision for building a better Hawaiʻi, today and for the future:

•	Maintaining A&B’s Strong Local Focus: Following the closing of the transaction, A&B will retain its name, brand and Honolulu headquarters.

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Continued Leadership by Local Team: We will continue to be led by a Hawai‘i-based team that is committed to strengthening the relationships and community connection that have driven our long-term success.

•	Enhancing Our Existing Portfolio of Properties: A&B will continue to maintain our properties at high standards of quality for its tenants and community members. Our new ownership group intends to invest over $100 million across the portfolio to enhance the properties and reinforce their essential role in the communities they serve.

While this agreement marks an important milestone, the transaction is not yet complete. We expect the closing of the transaction to occur in the first quarter of 2026, subject to customary closing conditions, including approval by A&B shareholders. Until then, A&B will continue operating as a public, independent company.

As we look ahead, we do so with optimism and gratitude. Moving forward in partnership with investors who truly believe in our mission, we are confident that A&B’s next chapter will build on the legacy we’ve shaped for over 150 years. With that, we are committed to transparent communication and keeping you informed as we work through this process. Attached to this email is a set of FAQs to help address some of your immediate questions.

Finally, I want to thank each of you for your dedication, professionalism, and aloha. It is your hard work and commitment to our mission that have made A&B what it is today and will continue to be in the years ahead.

Mahalo Nui Loa,
Lance

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the transaction, the Company will file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). The Company also may file other documents with the SEC regarding the transaction. This communication is not a substitute for the proxy statement or any other document which the Company may file with the SEC. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and shareholders may obtain free copies of the proxy statement and other documents that are filed or will be filed by the Company with the SEC (in each case when available) from the SEC’s website (www.sec.gov), or from the Company’s website (https://investors.alexanderbaldwin.com/sec-filings). Alternatively, these documents, when available, can be obtained for free upon written request to the Company at 822 Bishop Street, Honolulu, HI 96813.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 11, 2025, and any subsequent documents filed with the SEC. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of the participants, and their respective direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the transaction when they become available. You may obtain free copies of these documents using the sources indicated above.

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements, as defined in the U.S. federal securities laws, which involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. Words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date the statements were made and are neither statements of historical fact nor guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, (i) the risk that the merger may not be completed on the anticipated terms and timing, or at all, including the risk that the required approval of the Company’s shareholders may not be obtained or that the other conditions to completion of the merger may not be satisfied, (ii) potential litigation relating to the merger that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (iii) the risk that disruptions from the merger will harm the Company’s business, including current plans and operations, including during the pendency of the merger, (iv) the Company’s ability to retain and hire key personnel, (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vi) risks related to diverting management’s attention from ongoing business operations, (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance, (viii) certain restrictions under the merger Agreement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (ix) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee, (xi) prevailing market conditions and other factors related to the Company’s REIT status and the Company’s business, and (xii) the risk factors discussed in Part I, Item 1A of the Company’s most recent Form 10-K under the heading “Risk Factors,” Form 10-Q and other filings with the SEC (which are available via the SEC’s website at www.sec.gov). The information in this communication should be evaluated in light of these important risk factors. We do not undertake any obligation to update or review the Company’s forward-looking statements, except as required by law, whether as a result of new information, future developments or otherwise.